UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The GEO Group, Inc. (“GEO” or the “Company”) 2022 Annual Meeting of Shareholders was held on April 26, 2022 (“Annual Meeting”). The following matters were voted on at the Annual Meeting: (1) the election of nine directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2022 fiscal year, and (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2022 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.     All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Withheld	Broker Non-Votes
Thomas C. Bartzokis	77,779,824	1,484,967	18,331,125
Jack Brewer	72,004,848	1,259,943	18,331,125
Anne N. Foreman	38,730,142	34,534,649	18,331,125
Jose Gordo	71,628,849	1,635,942	18,331,125
Scott M. Kernan	71,703,685	1,561,106	18,331,125
Terry Mayotte	71,608,792	1,655,999	18,331,125
Andrew N. Shapiro	71,916,722	1,348,069	18,331,125
Julie Myers Wood	70,334,311	2,930,480	18,331,125
George C. Zoley	69,028,623	4,236,168	18,331,125

2.    The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2022 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	89,952,986
Against:	1,075,782
Abstain:	567,148
Broker Non-Votes:	0

3.    The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	38,916,033
Against:	31,352,600
Abstain:	2,996,158
Broker Non-Votes:	18,331,125

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 2, 2022	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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